                              EXHIBIT 1
                              ---------
                 STATEMENT PURSUANT TO RULE 13d-1(f)
                 -----------------------------------

          The  undersigned parties hereto, Edward J. Shoen,  Mark  V.
Shoen, James P. Shoen, Paul F. Shoen, The AMERCO Employee Savings, Profit Sharing and Employee Stock Ownership Trust, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Edward J. Shoen, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Mark V. Shoen, Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by James P. Shoen and Oxford Life Insurance Company, Trustee under an Irrevocable Trust established by Paul F. Shoen, hereby consent and agree to file a joint statement on Schedule 13D under the Securities Exchange Act of 1934, as amended, on behalf of each of them, with respect to shares of common stock or other voting stock of AMERCO beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement pursuant to Rule 13d-1(f) as an exhibit to such
Schedule 13D, thereby incorporating the same into such Schedule 13D.

                                     THE AMERCO EMPLOYEE SAVINGS,
                                     PROFIT SHARING AND EMPLOYEE
                                     STOCK OWNERSHIP TRUST


/S/ Edward J. Shoen                    By:/S/ Lloyd T. Dyer
------------------------               --------------------------
EDWARD J. SHOEN                        Lloyd T. Dyer
Date: September 26, 1997               Trustee
                                       Date: September 26, 1997


/S/ Mark V. Shoen                      By:/S/ Arthur M. Smith, Jr.
------------------------               --------------------------
MARK V. SHOEN                          Arthur M. Smith, Jr.
Date: September 26, 1997               Trustee
                                       Date: September 26, 1997


/S/ James P. Shoen                     By:/S/ Theodore J. Day
------------------------               --------------------------
JAMES P. SHOEN                         Theodore J. Day
Date: September 26, 1997               Trustee
                                       Date: September 26, 1997


/S/ Paul F. Shoen
------------------------
PAUL F. SHOEN
Date: September 26, 1997

OXFORD LIFE INSURANCE COMPANY,         OXFORD LIFE INSURANCE COMPANY,
Trustee under that certain             Trustee  under that certain
Irrevocable Trust,                     Irrevocable Trust,
dated December 20, 1982                dated December 20, 1982
(James P. Shoen, grantor)              (Mark V. Shoen, grantor)




By:  /S/ Mark A. Haydukovich           By:/S/ Mark A. Haydukovich
    ------------------------              ------------------------
    MARK A. HAYDUKOVICH                   MARK A. HAYDUKOVICH
Its President                          Its President
Date: September 26, 1997               Date: September 26, 1997


OXFORD LIFE INSURANCE COMPANY,         OXFORD LIFE INSURANCE COMPANY,
Trustee under that certain             Trustee  under that certain
Irrevocable Trust,                     Irrevocable Trust,
dated December 20, 1982                dated December 20, 1982
(Paul   F.  Shoen,  grantor)           (Edward  J.  Shoen, grantor)



By:  /S/  Mark A. Haydukovich          By:/S/ Mark A. Haydukovich
    ------------------------              ------------------------
    MARK A. HAYDUKOVICH                   MARK A. HAYDUKOVICH
Its President                          Its President
Date: September 26, 1997               Date: September 26, 1997